                        OPPENHEIMER EQUITY FUND, INC.
                   Supplement dated February 2, 2004 to the
                      Prospectus dated February 25, 2003

The Prospectus is changed as follows:

1.    The  prospectus  supplement  dated  October  29,  2003  is  deleted  and replaced by this supplement.

2.    The paragraph titled  "Portfolio  Managers" on page 13 of the prospectus is deleted and replaced with the following:

   Portfolio  Managers.  The  portfolio  managers of the Fund are  Christopher
      Leavy and Allan Gilston.  They are the persons primarily responsible for selecting the  securities  for the Fund.  Messrs.  Leavy and Gilston are also portfolio  managers and officers of other  Oppenheimer  funds.  Mr.
      Leavy,  who is a Senior Vice  President of the Manager,  has been a Vice
      President  and  portfolio  manager  of the Fund  since  October 3, 2000.
      From 1997 until joining the Manager in September  2000,  Mr. Leavy was a portfolio manager at Morgan Stanley Dean Witter  Investment  Management.
      Mr.  Gilston,  who  is a  Vice  President  of the  Manager,  has  been a portfolio  manager of the Fund since  October 29, 2003.  From 1987 until joining  the  Manager in 1997,  Mr.  Gilston  was a Vice  President  and
      portfolio manager at Schroder Capital Management International, Inc.

3.    The third paragraph under the section  captioned  "WHICH CLASS OF SHARES
      SHOULD YOU  CHOOSE?  -  Investing  for the  Shorter  Term" on page 18 is deleted and replaced with the following:

         And for non-retirement  plan investors who invest $1 million or more, in most cases  Class A shares will be the most  advantageous  choice, no matter how long you intend to hold your  shares.  For that reason, the Distributor  normally will not accept purchase orders of $250,000 or more of Class B  shares  or $1  million  or more of Class C shares from a single investor.

February 2, 2004                                              PS0420.030